THE VANTAGEPOINT FUNDS

Supplement dated April 3, 2008 to the Prospectus dated May 1, 2007 as revised October 30, 2007 and supplemented November 9, 2007 and January 2, 2008, and
February 12, 2008

This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

Low Duration Bond Fund and Diversified Assets Fund — Investment Subadvisers

The following should be read in conjunction with the information relating to Payden & Rygel found on pages 4 and 29, respectively, of the Prospectus:

In March 2008, Mary Beth Syal, CFA, joined Brian Matthews as portfolio manager for the Low Duration Bond Fund and Diversified Assets Fund, replacing James P. Sarni. Ms. Syal has been a portfolio manager at Payden and Rygel since she joined the firm in 1991, and has been a Managing Principal at Payden & Rygel since 1999.

[End of Prospectus Supplement]

SUPP-011-200804-322C